                                 EXHIBIT 10.4

              AMENDMENT NUMBER SEVEN TO THE WILLIAMS-SONOMA, INC.
                EMPLOYEE PROFIT SHARING AND STOCK INCENTIVE PLAN

        Williams-Sonoma, Inc., a California corporation (the "Company"), hereby adopts this Amendment Number Seven to the Williams-Sonoma, Inc. Employee Profit Sharing and Stock Incentive Plan, with reference to the following facts:

  A. The Company maintains the Williams-Sonoma, Inc. Employee Profit Sharing and Stock Incentive Plan (the "Plan").


  B. Article XV of the Plan permits the Company to amend the Plan at any time.

  C. The Company desires to amend the Plan as set forth in this Amendment Number Seven.

        NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Effective May 1, 1997, the name of the Plan shall be the "Williams-Sonoma, Inc. Associate Stock Incentive Plan."

     2. Effective as of May 1, 1997, Section 1.20 is hereby amended in its entirety to provide as follows:

   1.20. "Entry Date" means the day after the day on which an eligible Employee satisfies the requirements for participation under Section 3.01.

     3. Effective as of January 1, 1994, Section 1.38 is hereby amended in its entirety to provide as follows:

   1.38. "Quarterly Valuation Date" means March 31, June 30, September 30, and December 31.

     4.     Effective as of May 1, 1997, the second sentence of paragraph 1 of
Section 1.48 (dealing with the weekly crediting of Hours of Service to Salaried Employees, as heretofore added by Amendment Number One and Amendment Number Four to the Plan) is hereby deleted.

                5. Effective as of May 1, 1997, Section 3.01 is hereby amended in its entirety to provide as follows:

        3.01. Eligibility to Participate. Every Eligible Employee whom the Company designates to the Committee as a "Non-Limited Employee" shall become a Participant on the Entry Date following the later of (a) the thirtieth (30th) day after such Eligible Employee's date of hire, or (b) such Eligible Employee's twenty-first (21st) birthday. Each Eligible Employee whom the Company designates to the Committee as a "Limited Employee" shall become a Participant on the Entry Date following the later of (i) the thirtieth (30th) day after the date on which such Eligible Employee completes one thousand (1,000) Hours of Service within an "Eligibility Computation Period" (as defined below), or (ii) such Eligible Employee's twenty-first (21st) birthday. For purposes of this Plan, the term "Eligibility Computation Period" means the period of twelve (12) consecutive months beginning on the Eligible Employee's Employment Commencement Date, the Plan Year including the first anniversary of such Employment Commencement Date, and each succeeding Plan Year.

                6. Effective for the first payroll period beginning on or after May 5, 1997 for Williams-Sonoma Store Associates, and for the first payroll period beginning on or after May 12, 1997 for all other Associates (including, but not limited to, Memphis Distribution Center Associates and Non-Exempt Associates), Section 6.01 is hereby amended in its entirety to provide as follows:

        6.01. Amount of Matching Contributions. The Company shall make Matching Contributions to the Trust. As of each Quarterly Valuation Date, the Company shall contribute to the Matching Contribution Account of each Participant an amount equal to one hundred percent (100%) of the Salary Deferral Contributions made by such Participant to the extent that such Salary Deferral Contributions do not exceed six percent (6%) of such Participant's Compensation; provided, however, that the percentage level of the Matching Contributions may be altered for any Plan year by the resolution of the Board of Directors adopted before the first day of such Plan Year, and provided, further, that Salary Deferral Contributions shall not be matched to the extent that they are not allocated to the Company Stock Account pursuant to Section 9.01.

                7. In all other respects, the terms and provisions of the Plan are hereby ratified and declared to be in full force and effect.

                IN WITNESS WHEREOF, the Company has executed this Amendment Number Seven as of this 1st day of May, 1997.

                                WILLIAMS-SONOMA, INC.



                                By: /s/ G. Andrew Rich
                                    ----------------------
                                        G. Andrew Rich



                                      -3-